UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21237

Unified Series Trust

2960 N. Meridian Street, Ste.300, Indianapolis, In  46208

Robert Silva
Huntington Asset Services, Inc.
2960 N. Meridian Street, Ste. 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   04/30

Date of reporting period:    04/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Toreador Large Cap Fund

Annual Report

April 30, 2011

Fund Adviser:

Toreador Research & Trading LLC
7493 North Ingram, Suite 104
Fresno, CA  93711

Toll Free (800) 343-5902

Management Discussion and Analysis

Dear Shareholders,

For the fiscal year ended April 30, 2011, the retail shares returned 18.08% compared to 18.02% for our benchmark the Russell 1000 Index.   During the year, the fund continued its strategy of shifting towards high quality larger capitalization stocks, away from riskier stocks that have performed well after the bottom lows of 2009.  The fund's return was helped with stock selection in the energy and technology sectors, particularly with holdings in National Oilwell Varco, Nvidia, and Oracle.  Positions in the consumer discretionary sector were a factor in not outperforming the benchmark as much as we would have liked.  In addition, we have worked to increase the names in the portfolio as economic conditions at best are stagnant, and at worse deteriorating.  We believe increasing our number of holdings minimizes the risk of an odd stock having an extraordinarily bad reaction to an economic event and distorting our strategies’ performance.  That said, Cisco Systems currently commands a historically high percentage of the fund’s assets, as we believe the market has priced in extraordinarily bad news into the stock’s price.  As is the case for all our investment decisions, our core strategy consists of:

1.	Buying companies trading below our estimate of their intrinsic value

2.	Avoiding wealth destroying management teams

3.	Investing across a broad range of economic sectors

We continue to remain confident that such an approach leads to superior and sustainable returns that should help us achieve our goal of beating the total returns of the Russell 1000 index over time.

It has been an interesting 12 months for the stock market.  If someone told you last summer that over the next 12 months –

1.	The price of oil would soar above $100 a barrel

2.	A tsunami and earthquake would cripple Japan, cause a nuclear crisis, and send the country into recession, and

3.	Revolutions would break out throughout the Middle East

- who would dare forecast a market up 15% plus?  Certainly anyone claiming such foresight, yet making such a forecast, would at best be thought of as a bit eccentric.  If the old adage “Markets climb walls of worry” needed proof, certainly this past year is an observation point in its favor.  If anything, the year indicates the treachery of trying to “time the market.”

It was certainly a challenging year, and beating our benchmark during a time when the high quality type firms we favor did not perform strongly was very rewarding.   Mark Twain quipped, “The past does not repeat itself, but it rhymes.”  With that said, it is hard not to feel that this summer is shaping up very similarly to last summer.  The market has posted a nice run in the first part of the year, yet domestic economic concerns and the Greek Debt Crisis create on-going headline risk that upsets all but the strongest stomachs.  One difference this time, however, is that valuations are much less forgiving than a year ago.  Many firms have risen 50% plus over the past 12 months and again are very susceptible to adverse idiosyncratic negative surprises, while the opportunity for positive surprise is much more muted given the high expectations priced into many stocks today.

While we are not as pessimistic as Jeremy Grantham’s call to “Sell Now”, we respect that the expectations built into many stocks are likely unachievable.  There are, however, many compelling bargains at today’s prices.  For example, we have bought Cisco’s recent price declines, as at approximately $16 a share, the market is pricing Cisco to shrink its top line approximately 5% a year.  While we understand that such an outcome is possible, we consider it unlikely, unless it involves a major restructuring, which would likely be very shareholder friendly.  Generally speaking, we avoid investing more than 4% of the fund’s assets in a single stock, unless we feel the market is laying us a very favorable price.  We believe that is the case with Cisco.  No other stock in the portfolio accounts for more than 4% of its assets at this time.

Looking out to 2011 and beyond, there are many economic factors causing great concern on our part that further strengthen our resolve to own high quality names at the potential expense of short term gains.  Again, in honor of Mr. Twain, the list is remarkably similar to last year’s:

1.	Weakening economic conditions – The market clearly is rooting for a recovery, but unemployment remains stubbornly high.

2.
Global economic slowdown – With Europe looking at many of its countries’ continuing austerity programs, a weakening global economy seems a certainty, and this may very well hurt US companies across all economic sectors as exports decline reducing domestic demand as well.

3.
Increasing marginal tax rates on income, dividends, and capital gains in 2011 and 2012 to reduce the national debt – As with most things, increasing prices tend to reduce demand, and this is the case of taxes and stocks.  Higher taxes increase the cost of owning stocks, and as investors begin to focus on this issue they will likely reduce their demand for equities, particularly risky equities that require years of compound growth to justify today’s valuation.

With this last point in mind, we believe our words from last year are particularly relevant to creating value in today’s environment.

We thank investors for the confidence they have shown us.  In the year ahead we will do our best to once again beat our benchmark and provide you superior returns.

Performance Results

Total Return*
(For the period ended April 30, 2011)

		Average Annual Returns	
	One Year	**Three Years**	**Since Inception (June 2, 2006)**
Toreador Large Cap Fund - Retail Class	18.08%	2.48%	2.15%
Russell 1000® Index**	18.02%	2.30%	3.67%

Total annual operating expenses, as disclosed in the Fund's prospectus dated August 31, 2010, were 1.95% of average net assets (1.22% after fee waivers/expense reimbursements by the Adviser.) The Adviser contractually has agreed to waive and/or cap certain operating expenses (excluding fees and expenses of acquired funds) of the Fund through August 31, 2011.

Total Return*
(For the period ended April 30, 2011)

		Average Annual Return
	One Year	**Since Inception (September 1, 2009)**
Toreador Large Cap Fund - Institutional Class	18.26%	20.22%
Russell 1000® Index**	18.02%	22.55%

Total annual operating expenses, as disclosed in the Fund's prospectus dated August 31, 2010, were 1.70% of average net assets (0.97% after fee waivers/expense reimbursements by the Adviser.) The Adviser contractually has agreed to waive and/or cap certain operating expenses (excluding fees and expenses of acquired funds) of the Fund through August 31, 2011.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-343-5902.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Russell 1000® Index is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on June 2, 2006 (commencement of Retail Class operations) and held through April 30, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on September 1, 2009 (commencement of Institutional Class operations) and held through April 30, 2011. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 1000® Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-343-5902.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings - (Unaudited)

Toreador Large Cap Fund Portfolio Holdings as of April 30, 2011[1]
90.00%
70.00%
50.00%
30.00%
10.00%
-10.00%
Common Stock of Large Cap Companies[2] 89.29%
Common Stock of Other Companies[3] 6.40%
Exchange-Traded Funds 1.93%
Money Market 5.64%
Liabilites in excess of other assets (3.26)%

1As a percentage of net assets.
2Companies included in the S&P 500® Index, the Russell 1000® Index or with market capitalization greater than $7 billion.
3Companies included in the S&P 500® Index, the Russell 1000® Index or with market capitalization less than $7 billion.

Investment Objective (Unaudited)

The investment objective of the Toreador Large Cap Fund (the “Fund”) is long-term capital appreciation.

The Fund will invest primarily in stocks of large capitalization companies, which the Fund’s Adviser, Toreador Research & Trading LLC, defines as any company meeting the following criteria:  included in the S&P 500® Index or the Russell 1000® Index, and with a market capitalization greater than $7 billion.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the entire period from November 1, 2010 to April 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions.  Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if the short-term redemption fee imposed by the Fund were included, your costs would have been higher.

Toreador Large Cap Fund - Retail Class	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During the Period* November 1, 2010 – April 30, 2011
Actual	$1,000.00	$1,154.94	$6.42
Hypothetical**	$1,000.00	$1,018.84	$6.01
*Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Toreador Large Cap Fund - Institutional Class	Beginning Account Value November 1, 2010	Ending Account Value April 30, 2011	Expenses Paid During the Period* November 1, 2010 – April 30, 2011
Actual	$1,000.00	$1,155.47	$5.06
Hypothetical**	$1,000.00	$1,020.10	$4.74
*Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
**Assumes a 5% return before expenses.

Toreador Large Cap Fund
Schedule of Investments
April 30, 2011

Common Stocks - 95.69%	Shares	Fair Value

Consumer Discretionary - 11.42%
Advance Auto Parts, Inc.	608	$39,800
AutoZone, Inc. (a)	143	40,380
DIRECTV - Class A (a)	21,658	1,052,362
John Wiley & Sons, Inc. - Class A	788	40,133
Kohl's Corp.	15,776	831,553
Lowe's Companies, Inc.	33,780	886,725
McDonald's Corp.	11,066	866,578
Omnicom Group, Inc.	815	40,090
Priceline.com, Inc. (a)	74	40,479
Scripps Networks Interactive - Class A	12,350	635,037
Target Corp.	15,482	760,166
Viacom, Inc. - Class B	792	40,519
		5,273,822

Consumer Staples - 3.99%
Colgate-Palmolive Co.	5,587	471,263
CVS Caremark Corp.	22,352	810,036
Philip Morris International, Inc.	579	40,206
Smithfield Foods, Inc. (a)	1,689	39,793
Wal-Mart Stores, Inc.	8,800	483,824
		1,845,122

Energy - 13.59%
Alpha Natural Resources, Inc. (a)	16,144	939,096
Chevron Corp.	10,098	1,105,125
ConocoPhillips	16,034	1,265,564
Hess Corp.	476	40,917
Holly Corp.	697	40,356
Marathon Oil Corp.	767	41,449
Murphy Oil Corp.	14,398	1,115,557
Noble Corp.	26,300	1,131,163
Southern Union Co.	17,300	517,270
Tesoro Corp. (a)	1,504	40,788
Valero Energy Corp.	1,428	40,412
		6,277,697

Financials - 18.12%
American Express Co.	18,948	929,968
American Financial Group, Inc.	1,119	40,027
Ameriprise Financial, Inc.	12,357	766,875
Assured Guaranty Ltd.	2,332	39,644
Bank of America Corp.	127,600	1,566,928
Capital One Financial Corp.	723	39,570
Discover Financial Services	1,619	40,216
Goldman Sachs Group, Inc.	4,764	719,412
Hartford Financial Services Group, Inc. / The	1,384	40,094
JPMorgan Chase & Co.	35,026	1,598,236
KeyCorp	4,603	39,908
Lincoln National Corp.	1,261	39,381

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments
April 30, 2011

Common Stocks - 95.69% - continued	Shares	Fair Value

Financials - 18.12% - continued
MBIA, Inc. (a)	3,864	$39,876
MetLife, Inc.	19,353	905,527
State Street Corp.	863	40,173
Torchmark Corp.	600	40,152
Travelers Companies, Inc. / The	11,803	746,894
Unum Group	26,291	696,186
Waddell & Reed Financial, Inc. - Class A	986	40,436
		8,369,503

Health Care - 18.94%
Aetna, Inc.	963	39,849
Alere, Inc. (a)	1,081	40,148
Allergan, Inc.	504	40,098
AmerisourceBergen Corp.	988	40,152
Biogen Idec, Inc. (a)	405	39,427
Boston Scientific Corp. (a)	5,464	40,925
Bristol-Myers Squibb Co.	20,718	582,176
CIGNA Corp.	856	40,086
C. R. Bard, Inc.	7,523	803,080
Gilead Sciences, Inc. (a)	11,160	433,454
Hologic, Inc. (a)	1,817	40,010
Johnson & Johnson	13,011	855,083
Medtronic, Inc.	26,850	1,120,987
Pfizer, Inc.	58,300	1,221,968
St. Jude Medical, Inc.	14,438	771,567
Stryker Corp.	9,900	584,100
Thermo Fisher Scientific, Inc. (a)	13,640	818,264
Warner Chilcott PLC - Class A	1,670	38,494
Watson Pharmaceuticals, Inc. (a)	19,376	1,201,700
		8,751,568

Industrials - 6.64%
Chicago Bridge & Iron Co. N. V. (b)	991	40,175
Danaher Corp.	16,358	903,616
ITT Corp.	9,745	563,164
Stericycle, Inc. (a)	8,497	775,606
Union Pacific Corp.	7,600	786,372
		3,068,933

Information Technology - 19.05%
Advanced Micro Devices, Inc. (a)	4,425	40,268
Alliance Data Systems Corp. (a)	430	40,850
Apple, Inc. (a)	3,989	1,389,089
Avago Technologies Ltd.	1,209	40,453
BMC Software, Inc. (a)	21,706	1,090,292
Brocade Communications Systems, Inc. (a)	6,410	40,063
Cisco Systems, Inc.	119,631	2,100,720
Corning, Inc.	31,700	663,798

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Schedule of Investments
April 30, 2011

Common Stocks - 95.69% - continued	Shares	Fair Value

Information Technology - 19.05% - continued
Dell, Inc. (a)	37,961	$588,775
Fiserv, Inc. (a)	648	39,729
Harris Corp.	12,450	661,469
International Business Machines Corp. (IBM)	3,607	615,282
Intel Corp.	1,757	40,745
Oracle Corp.	37,995	1,369,720
Solera Holdings, Inc.	732	40,260
Western Union Co.	1,862	39,568
		8,801,081

Materials - 2.30%
Domtar Corp.	439	40,836
Freeport-McMoRan Copper & Gold, Inc.	10,686	588,051
Nucor Corp.	9,231	433,488
		1,062,375

Utilities - 1.64%
AES Corp. (a)	3,051	40,395
Public Service Enterprise Group, Inc.	10,372	333,667
UGI Corp.	11,471	381,984
		756,046

TOTAL COMMON STOCKS (Cost $38,088,235)		44,206,147

Exchange-Traded Funds - 1.93%
SPDR S&P 500 ETF Trust	6,550	894,337

TOTAL EXCHANGE-TRADED FUNDS (Cost $865,971)		894,337

Money Market Securities - 5.64%
Huntington Money Market Fund - Trust Shares, 0.01% (c)	2,604,822	2,604,822

TOTAL MONEY MARKET SECURITIES (Cost $2,604,822)		2,604,822

TOTAL INVESTMENTS (Cost $41,559,028) - 103.26%		$47,705,306

Liabilities in excess of other assets - (3.26)%		(1,505,678)

TOTAL NET ASSETS - 100.00%		$46,199,628

(a) Non-income producing.
(b) New York Registry
(c) Variable rate security; the rate shown represents the yield at April 30, 2011.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Statement of Assets and Liabilities
April 30, 2011

Assets
Investments in securities, at fair value (Cost $41,559,028)	$47,705,306
Cash	8,538
Receivable for investments sold	2,041,578
Receivable for Fund shares sold	413,582
Receivable from Adviser for trading error (a)	460
Dividends receivable	27,077
Interest receivable	14
Prepaid expenses	21,367
Total assets	50,217,922

Liabilities
Payable for investments purchased	3,941,241
Payable for Fund shares redeemed	18,188
Payable to Adviser (b)	14,362
Accrued Service Fees (b)	7,171
Payable to trustees and officers	1,653
Payable to administrator, fund accountant, and transfer agent	9,224
Payable to custodian	1,495
Other accrued expenses	24,960
Total liabilities	4,018,294

Net Assets	$46,199,628

Net Assets consist of:
Paid in capital	$40,742,849
Undistributed net investment income (loss)	60,342
Accumulated undistributed net realized gain (loss) from investment transactions	(749,841)
Net unrealized appreciation (depreciation) on investments	6,146,278

Net Assets	$46,199,628

Net Assets: Retail Class	$35,869,053

Shares outstanding (unlimited number of shares authorized)	3,252,132

Net asset value and offering price per share	$11.03

Redemption price per share (NAV * 98%) (c)	$10.81

Net Assets: Institutional Class	$10,330,575

Shares outstanding (unlimited number of shares authorized)	935,736

Net asset value and offering price per share	$11.04

Redemption price per share (NAV * 98%) (c)	$10.82

(a) See Note 5 in the Notes to the Financial Statements.
(b) See Note 4 in the Notes to the Financial Statements.
(c) The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Statement of Operations
For the fiscal year ended April 30, 2011

Investment Income
Dividend income	$481,837
Interest income	107
Total Investment Income	481,944

Expenses
Investment Adviser fee (a)	292,995
Service Fee - Retail Class (a)	74,608
Transfer agent expenses	46,402
Administration expenses	40,008
Registration expenses	36,699
Fund accounting expenses	25,625
Legal expenses	21,533
Auditing expenses	15,303
Trustee expenses	9,395
Printing expenses	9,272
Custodian expenses	8,965
CCO expenses	7,711
Pricing expenses	3,007
Insurance expenses	2,911
Miscellaneous expenses	2,379
24f-2 expenses	304
Total Expenses	597,117
Less: Fees waived by Adviser (a)	(213,074)
Other expense - Overdraft fee	241
Net operating expenses	384,284
Net Investment Income (Loss)	97,660

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities (b)	3,501,061
Net increase from reimbursement by Adviser	460
Change in unrealized appreciation (depreciation) on investment securities	1,968,889
Net realized and unrealized gain (loss) on investment securities	5,470,410
Net increase (decrease) in net assets resulting from operations	$5,568,070

(a) See Note 4 in the Notes to the Financial Statements.
(b) Includes loss of $460 due to investment violation. See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Statements of Changes In Net Assets

	Year ended		Year ended
	April 30, 2011		April 30, 2010
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$97,660		$31,593
Net realized gain (loss) on investment securities	3,501,061	(a)	1,422,610	(b)
Net increase from reimbursement by Adviser (c)	460		55,863
Change in unrealized appreciation (depreciation) on investment securities	1,968,889		7,090,156
Net increase (decrease) in net assets resulting from operations	5,568,070		8,600,222

Distributions
From net investment income, Retail Class	(59,676)		(75,182)
From net investment income, Institutional Class	(9,207)		(1,642)
Total distributions	(68,883)		(76,824)

Capital Share Transactions, Retail Class
Proceeds from Fund shares sold	9,236,596		7,712,587
Reinvestment of distributions	55,413		71,760
Amount paid for shares redeemed	(10,062,950)		(7,895,817)
Proceeds from redemption fees collected (d)	1,486		2,371

Net increase (decrease) in net assets resulting from
Retail Class capital share transactions	(769,455)		(109,099)

Capital Share Transactions, Institutional Class
Proceeds from Fund shares sold	8,832,682		756,630	(e)
Reinvestment of distributions	9,207		1,642	(e)
Amount paid for shares redeemed	(97,433)		-	(e)
Proceeds from redemption fees collected (d)	605		-	(e)

Net increase (decrease) in net assets resulting from
Institutional Class capital share transactions	8,745,061		758,272

Total Increase (Decrease) in Net Assets	13,474,793		9,172,571

Net Assets
Beginning of year	32,724,835		23,552,264

End of year	$46,199,628		$32,724,835

Accumulated net investment income (loss)
included in net assets at end of period	$60,342		$31,565

Capital Share Transactions, Retail Class
Shares sold	915,621		932,595
Shares issued in reinvestment of distributions	5,443		7,991
Shares redeemed	(1,076,008)		(934,464)

Net increase (decrease) from Retail Class shares outstanding	(154,944)		6,122

Capital Share Transactions, Institutional Class
Shares sold	855,505		89,135	(e)
Shares issued in reinvestment of distributions	904		183	(e)
Shares redeemed	(9,991)		-	(e)

Net increase (decrease) from Institutional Class shares outstanding	846,418		89,318

(a) Includes loss of $460 due to investment violation. See Note 5 in the Notes to the Financial Statements.
(b) Includes loss of $55,863 due to investment violation. See Note 5 in the Notes to the Financial Statements.
(c) See Note 5 in the Notes to the Financial Statements.
(d) The Fund charges a 2% redemption fee on shares redeemed within 60 calendar days of purchase. Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.
(e) For the period September 1, 2009 (Commencement of the Institutional Class) through April 30, 2010.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund - Retail Class
Financial Highlights
(For a share outstanding during each period)

	Year ended		Year ended		Year ended		Year ended	Period ended
	April 30, 2011		April 30, 2010		April 30, 2009		April 30, 2008	April 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 9.36		$ 6.93		$ 10.30		$ 11.32	$ 10.00

Income from investment operations:
Net investment income (loss)	0.03		0.01		0.02		(0.02)	-	(b)
Net realized and unrealized gain (loss) on investments	1.66		2.42		(3.39)		(0.99)	1.32
Total from investment operations	1.69		2.43		(3.37)		(1.01)	1.32

Less distributions to shareholders:
From net investment income	(0.02)		(0.02)		-		-	-	(b)
From net realized gains	-		-		-	(b)	(0.01)	-
Total distributions	(0.02)		(0.02)		-		(0.01)	-

Paid in capital from redemption fees (c)	-		-		-		-	-

Payment by affiliate for investment violation	-	(b) (d)	0.02	(d)	-		-	-

Net asset value, end of period	$ 11.03		$ 9.36		$ 6.93		$ 10.30	$ 11.32

Total Return (e)	18.08%	(f)	35.40%	(g)	-32.68%		-8.89%	13.21%	(i)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 35,866		$ 31,888		$ 23,552		$ 17,924	$ 5,114
Ratio of expenses to average net assets	1.20%		1.29%	(h)	1.50%		1.50%	1.50%	(j)
Ratio of expenses to average net assets
before waiver and reimbursement	1.86%		1.86%		1.98%		2.18%	12.78%	(j)
Ratio of net investment income (loss) to
average net assets	0.29%		0.10%		0.41%		(0.17)%	(0.16)%	(j)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(0.37)%		(0.47)%		(0.07)%		(0.85)%	(11.44)%	(j)
Portfolio turnover rate	85.74%		59.59%		92.88%		82.67%	122.43%

(a) For the period June 2, 2006 (commencement of Fund operations) through April 30, 2007.
(b) Amounts to less than $0.005 per share.
(c) Redemption fees resulted in less than $0.005 per share.
(d) See Note 5 in the Notes to the Financial Statements.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.08%.
(g) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have been 35.11%.
(h) Effective September 1, 2009, the Adviser agreed to waive fees to maintain Fund expenses at
0.95% (excluding Service fees). Prior to that date, the expense cap was 1.50%.
(i) Not annualized.
(j) Annualized.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund - Institutional Class
Financial Highlights
(For a share outstanding during the period)

			For the
	Year Ended		Period Ended
	April 30, 2011		April 30, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.37		$8.18

Income from investment operations:
Net investment income	0.04		0.03
Net realized and unrealized gain (loss) on investments	1.67		1.19
Total from investment operations	1.71		1.22

Less distributions to shareholders:
From net investment income	(0.04)		(0.03)
Total distributions	(0.04)		(0.03)

Paid in capital from redemption fees	-	(b)	-

Payment by affiliate for investment violation	-	(b) (c)	-

Net asset value, end of period	$11.04		$9.37

Total Return (d)	18.26%	(e)	14.92%	(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$10,334		$837
Ratio of expenses to average net assets	0.95%		0.95%	(g)
Ratio of expenses to average net assets
before waiver and reimbursement	1.57%		1.68%	(g)
Ratio of net investment income (loss) to
average net assets	0.40%		0.49%	(g)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(0.22)%		(0.24)%	(g)
Portfolio turnover rate	85.74%		59.59%

(a) For the period September 1, 2009 (commencement of operations) to April 30, 2010.
(b) Amounts to less than $0.005 per share.
(c) See Note 5 in the Notes to the Financial Statements.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.26%.
(f) Not annualized.
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Toreador Large Cap Fund
Notes to the Financial Statements
April 30, 2011

NOTE 1.  ORGANIZATION

Toreador Large Cap Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 12, 2005.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of a separate series.  The Fund is one of a series of funds currently authorized by the Board.  The Fund’s investment Adviser is Toreador Research & Trading LLC (the “Adviser”).  The Fund’s investment objective is long-term capital appreciation.

The Fund currently offers two classes of shares, Retail Class and Institutional Class.  Retail shares were first offered to the public on June 2, 2006; and Institutional shares were first offered to the public on September 1, 2009.  Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.  Expenses attributable to any class are borne by that class.  Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended April 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  As of April 30, 2011, there were no material reclassifications.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Generally Accepted Accounting Principles in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  Sometimes, an equity security owned by the Fund will

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

be valued bythe pricing service with factors other than market quotations or when the market is considered inactive.  When this happens, the security will be classified as a Level 2 security.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the fund.  These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2011:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$44,206,147	$-	$-	$44,206,147

Exchange-Traded Funds	894,337	-	-	894,337

Money Market Securities	2,604,822	-	-	2,604,822

Total	$47,705,306	$-	$-	$47,705,306
 * Refer to the Schedule of Investments for industry classifications

The Fund had no transfers between Level 1 and Level 2 at any time during the reporting period. The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Fund did not hold any derivative instruments during the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the Amended and Restated Management Agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average net assets. Prior to September 1, 2009, the Fund’s management fee was 1.00% of its average daily net assets.  For the fiscal year ended April 30, 2011, before the waiver described below, the Adviser earned a fee of $292,995 from the Fund.  The Adviser has contractually agreed through August 31, 2011 to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, fees paid pursuant to the Administrative Services Plan (Retail Class shares only), borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses, and any indirect expenses such as expenses incurred by other investment companies in which the Fund may invest do not exceed 0.95% of the Fund’s average daily net assets.  Prior to September 1, 2009, the Fund’s expense cap was 1.50%.  For the fiscal year ended April 30, 2011, the Adviser waived fees of $213,074.  At April 30, 2011, the Adviser was owed $14,362 from the Fund for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above.  The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at April 30, 2011 are as follows:

Amount	Until April 30,
$90,028	2012
166,748	2013
213,074	2014
.

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended April 30, 2011, HASI earned fees of $40,008 for administrative services provided to the Fund.  At April 30, 2011, the Fund owed HASI $3,102 for administrative services.  Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).  A Trustee of the Trust is a member of management of the Custodian.  For the fiscal year ended April 30, 2011, the Custodian earned fees of $8,965 for custody services provided to the Fund.  At April 30, 2011, the Fund owed the Custodian $1,495 for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended April 30, 2011, HASI earned fees of $23,550 from the Fund for transfer agent services and $22,852 in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended April 30, 2011, HASI earned fees of $25,625 from the Fund for fund accounting services.  At April 30, 2011, the Fund owed HASI $2,015 for transfer agent services, $1,972 in reimbursement of out-of-pocket expenses, and $2,135 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares.  There were no payments made to the Distributor by the Fund for the fiscal year ended April 30, 2011.  A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Effective September 1, 2009, the Fund adopted an Administrative Services Plan (“Plan”) with respect to Retail Class shares, pursuant to which the Fund pays an annual fee (“Service Fee”) of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or the Adviser to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares.  For purposes of the Plan, administrative services include, but are not limited to (i) acting as recordholder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class on an on-going basis.  For the fiscal year ended April 30, 2011, the Retail Class incurred Service fees of $74,608.  At April 30, 2011, $7,171 was unpaid.

NOTE 5.  INVESTMENT TRANSACTIONS

For the fiscal year ended April 30, 2011, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases
U.S. Government Obligations	$-
Other	35,585,271
Sales
U.S. Government Obligations	$-
Other	27,404,203

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 5.  INVESTMENT TRANSACTIONS - continued

At April 30, 2011, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$7,070,665
Gross (Depreciation)	(1,007,502)
Net Appreciation
(Depreciation) on Investments	$6,063,163

At April 30, 2011, the aggregate cost of securities for federal income tax purposes, was $41,642,143.

During the fiscal year ended April 30, 2011, the Adviser mistakenly purchased shares of Huntington Bancshares, Inc., (“HBAN”), of which Huntington National Bank, Inc. is a subsidiary.  Due to the affiliation of Huntington National Bank, Inc. as the parent company of Unified Financial Securities, Inc. (the Fund’s Distributor), the Fund is not permitted to invest in HBAN.  Upon notification of this error, the Adviser closed the Fund’s position in HBAN, resulting in a loss of $460 which the Adviser subsequently reimbursed to the Fund.

During the fiscal year ended April 30, 2010, the Adviser incorrectly entered a share amount when executing a purchase of Noble Corp. (“NE”). To correct the error, a subsequent sale of NE was executed, although at a lower price than the original purchase price, resulting in a loss to the Fund of $10,802. Furthermore, the sale was inadvertently duplicated (resulting in a temporary short sale position) and the cost to purchase the shares on the open market was greater than the sale price, which resulted in an additional loss to the Fund of $45,061. The Adviser has reimbursed the Fund for the total amount of the losses noted above.

NOTE 6. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTE 7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At April 30, 2011, Charles Schwab & Co., for the benefit of its customers, owned 54.70% of the Retail Class shares.  As a result, Charles Schwab & Co. may be deemed to control the Retail Class.  At April 30, 2011, Charles Schwab & Co., for the benefit of its customers, owned 74.33% of the Institutional Class.  As a result, Charles Schwab & Co. may be deemed to control the Institutional Class.

 NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

On December 22, 2010, the Retail class paid an income dividend of $0.0210 per share to shareholders of record on December 21, 2010.

On December 22, 2010, the Institutional class paid an income dividend of $0.0378 per share to shareholders of record on December 21, 2010.

Toreador Large Cap Fund
Notes to the Financial Statements - continued
April 30, 2011

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS – continued

The tax characterization of distributions for the fiscal years ended April 30, 2011 and April 30, 2010 are as follows:

Distributions paid from:	2011	2010

Ordinary Income	$68,883	$76,824
Long-Term Capital Gain	-	-
	$68,883	$76,824

At April 30, 2011, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$60,342
Capital loss carryforward	(666,726)
Unrealized appreciation	6,063,163
$5,456,779

At April 30, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $83,115.

NOTE 9. CAPITAL LOSS CARRYFORWARDS

At April 30, 2011, for federal income tax purposes, the Fund has capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

Amount	Expiring April 30,
$666,726	2018

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 10. SUBSEQUENT EVENT

At a meeting of the Board on June 16, 2011, Robert W. Silva was approved as the new treasurer of the Trust.  Christopher E. Kashmerick had served as treasurer from November 2008 to June 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Toreador Large Cap Fund
(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Toreador Large Cap Fund (the “Fund”), a series of the Unified Series Trust, as of April 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2011 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Toreador Large Cap Fund as of April 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
June 29, 2011

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees
Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 63) Independent Trustee, December 2002 to present
President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008;  Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991 to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005. Chairman of the Executive Board of Directors for the Constitution Education Foundation since November 2010.

Stephen A. Little (Age - 64) Chairman, December 2004 to present; Independent Trustee, December 2002 to present	President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.
Daniel J. Condon (Age - 60) Independent Trustee, December 2002 to present
Chairman, SMI Crankshaft LLC since July 2010, President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005

Ronald C. Tritschler (Age - 58) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006
Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005.

Kenneth G.Y. Grant (Age – 61) Independent Trustee, May 2008 to present
Senior Vice President and Chief Officer for Corporate Development of Global Trust Company since 2008; of Advisors Charitable Gift Fund since May 2005; of Northeast Retirement Services, Inc., since February 2003; and of Savings Banks Employees Retirement Association since February 2003; Chair of the Investment Committee (since January 2011) and past Chair, Board of Directors of Massachusetts Council of Churches; Director, Lift Up Africa; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers
Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 55)*** Trustee, November 2007 to present
Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Brian L. Blomquist (Age - 52) President, March 2011 to present
President of Huntington Asset Services, Inc., the Trust’s administrator, since February 2010; Senior Vice President of Institutional Custody at Huntington National Bank, the Trust’s custodian, since July 2008, Director of Trust Operations at Huntington National Bank from March 2008 to February 2010; Board Member of King Park Area Development Corporation since February 2011; President of TCL Associates, Inc., a consulting firm specializing in bank acquisitions and integrations for several large financial institutions, from February 2000 to March 2008.

John C. Swhear (Age - 50) Senior Vice President, May 2007 to present
Vice President of Legal Administration and Compliance for Huntington Asset Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; President, Dreman Contrarian Fund, March 2010 to March 2011; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including:  Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007;  Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Robert W. Silva (Age - 44) Treasurer and Chief Financial Officer, June 2011 to present
Vice President of Fund Accounting, Financial and Tax Reporting for Huntington Asset Services, Inc., the Trust's Administrator, since September 2010; Senior Vice President of Citi Fund Services Ohio, Inc., from September 2007 to September 2010; Assistant Vice President, Citizens Advisers, Inc., from May 2002 to August 2007.

Lynn E. Wood (Age - 64) Chief Compliance Officer, October 2004 to present
Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005. Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of  CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor,  from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000 to October 2004.

Tara Pierson (Age - 35) Secretary, May 2010 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since February 2000; Assistant Secretary of the Dividend Growth Trust from March 2006 to present; Assistant Secretary of the Trust from November 2008 to May 2010.

*    The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN  46208.
**  The Trust currently consists of  25 series.
*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of April 30, 2011. The Board has reviewed and approved this arrangement.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 1-800-343-5902 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 343-5902 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Nancy V. Kelly
Kenneth G.Y. Grant

OFFICERS
Brian L. Blomquist, President
John C. Swhear, Senior Vice President
Robert W. Silva, Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISER
Toreador Research & Trading LLC
7493 North Ingram, Suite 104
Fresno, CA  93711

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One U.S. Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine, LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 S. High St.
Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Toreador Large Cap Fund:
FY 2011 FY 2010	$12,500 $12,500

(b)	Audit-Related Fees
Registrant

Toreador Large Cap Fund:
FY 2011 FY 2010	$0 $0

(c)	Tax Fees
Registrant

Toreador Large Cap Fund:
FY 2011 FY 2010	$2,500 $2,500

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

Toreador Large Cap Fund:
FY 2011 FY 2010	$0 $0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                                      0%
Tax Fees:                                                                        0%
All Other Fees:                                                              0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2011	$ 0	$ 0
FY 2010	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of June 29, 2011 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                   Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                   Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
    ____/s/ Brian L. Blomquist_____________________
Brian L. Blomquist, President

Date           6/29/2011______

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
______/s/ Brian L. Blomquist  ____________________
Brian L. Blomquist, President

Date           6/29/2011___

By
______/s/ Robert Silva_____________
Robert Silva, Treasurer

Date           _6/29/2011__